UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

Trovagene, Inc.

(Exact name of registrant as specified in its charter)

Delaware	27-2004382
(State or other jurisdiction	IRS Employer
of incorporation or organization)	Identification No.)

11055 Flintkote Avenue, Suite B

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 217-4838

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                    Regulation FD Disclosure

On April 30, 2012, Trovagene, Inc. (the “Company”) issued a press release announcing a validation program for trans-renal K-RAS mutation detection in pancreatic cancer. On May 1, 2012, the Company issued a press release announcing the engagement of Dr. Carlo Croce as a consultant and a member of the Company’s Scientific Advisory Board.  On May 2, 2012, the Company issued a press release announcing plans to develop a diagnostic test to determine the presence of high risk HPV subtypes from urine specimens.  Copies of each of the press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are not incorporated herein by reference.

The information disclosed under Item 7.01, including Exhibit 99.1, 99.2 and 99.3 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of Trovagene, Inc. dated April 30, 2012
99.2	Press Release of Trovagene, Inc. dated May 1, 2012
99.3	Press Release of Trovagene, Inc. dated May 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         May 3, 2012

TROVAGENE, INC.

By:	/s/ Antonius Schuh
Antonius Schuh
Chief Executive Officer